UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2023

Claros Mortgage Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40993	47-4074900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mack Real Estate Credit Strategies, L.P. 60 Columbus Circle 20th Floor
New York, New York		10023
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 484-0050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

a)
Claros Mortgage Trust, Inc., a Maryland corporation (the “Company”), held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2023 via live webcast.
b)
The following proposals were voted upon at the Annual Meeting, and the final voting results with respect to each such proposal are set forth below:

Proposal 1: The Company’s stockholders elected the nine nominated directors identified below, each to serve and to hold office for a one-year term until the Company’s next annual meeting of stockholders in 2024 and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Richard Mack	104,587,858	401,802	15,850,183
Michael McGillis	102,692,628	2,297,032	15,850,183
Steven L. Richman	104,612,021	377,639	15,850,183
Andrew Silberstein	102,808,823	2,180,837	15,850,183
Derrick D. Cephas	90,359,652	14,630,008	15,850,183
Mary Haggerty	104,533,134	456,526	15,850,183
Pamela Liebman	95,568,079	9,421,581	15,850,183
Vincent Tese	95,482,875	9,506,785	15,850,183
W. Edward Walter III	104,535,475	454,185	15,850,183

Proposal 2: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
120,818,968	20,265	610	0

Proposal 3: The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
82,285,561	2,812,507	19,891,592	15,850,183

Proposal 4: The Company’s stockholders voted to approve, on an advisory basis, the holding of an advisory vote on the compensation of the named executive officers of the Company every year.

Every One (1) Year	Every Two (2) Years	Every Three (3) Years	Abstain
104,981,053	338	4,818	3,451

Based on the advisory voting results with respect to the frequency of holding an advisory vote on executive compensation, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers every year until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLAROS MORTGAGE TRUST, INC.

Date:	June 6, 2023	By:	/s/ J.D. Siegel
J.D. Siegel Executive Vice President, General Counsel and Secretary